UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  OCTOBER 19, 2004
                                                        ------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


  1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                  92619
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (310) 432 1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.


On October 19, 2004 the California Superior Court dismissed the legal action of Knight Bridging Korea Co., Ltd ("KBK") filed on September 16, 2002 against the Company and its subsidiary GamesOnline.com, Inc., ("GOL") and granted a judgment to Gamesonline.com, Inc in the cross-complaint from GOL against KBK. The dismissed KBK complaint for $98.8 million was alleging, among other things, breach of contract, misappropriation of trade secrets, breach of fiduciary duties and breach of implied covenant of good faith, in connection with an Electronic Distribution Agreement dated November 2001 between KBK and GOL. The granted judgment against KBK in the cross-complaint is for recovery of $700,000 for KBK's breach of contract. A motion for recovery of Gamesonline.com Inc's legal fees is being filed.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERPLAY ENTERTAINMENT   CORPORATION



Dated:  October 29, 2004               By:     /S/HERVE CAEN
                                          --------------------------------------
                                           Herve Caen
                                           Chief Executive Officer and Interim
                                           Chief Financial Officer


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